UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 30, 2006, Grubb & Ellis Realty Investors, LLC (formerly known as Triple Net Properties, LLC), or Grubb & Ellis Realty Investors, the managing member of Grubb & Ellis Healthcare REIT Advisor, LLC, or our Advisor, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with Liberty Falls, LLC, or the Seller, and Dave Chrestensen and Todd Crawford, or the Guarantors, unaffiliated third parties, for the purchase of certain real property and improvements known as Liberty Falls Medical Plaza located in Liberty Township, Ohio, or the Liberty Falls property, for a purchase price of $7,600,000, plus closing costs.

On December 21, 2006, Grubb & Ellis Realty Investors, the Seller and the Guarantors entered into a First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the First Amendment. The material terms of the First Amendment amended the purchase price to $7,750,000, plus closing costs. On March 11, 2008, Grubb & Ellis Realty Investors, the Seller and the Guarantors entered into a Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Second Amendment. The material terms of the Second Amendment: (1) amended the purchase price to $8,150,000, plus closing costs, (2) amended the lease holdback pertaining to the Chrestensen/Crawford Lease to $350,000, (3) added Section 9.1.8 to the Agreement which requires the Seller to obtain a certificate of occupancy and (4) amended the date of the close of escrow to a date no later than March 31, 2008.

On March 19, 2008, Grubb & Ellis Realty Investors executed an Assignment and Assumption of Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, as amended, to G&E Healthcare REIT Liberty Falls Medical Plaza, LLC, our subsidiary.

On March 19, 2008, we acquired the Liberty Falls property from the Seller for a purchase price of $8,150,000, plus closing costs. In connection with the purchase, we received a tenant improvement credit of $800,000 from the Seller. We financed the purchase price using $7,600,000 in borrowings under a secured revolving line of credit with LaSalle Bank National Association, or LaSalle, and KeyBank National Association, or KeyBank. The secured revolving line of credit is described in Item 2.03 below. An acquisition fee of $245,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement, First Amendment, Second Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K we filed on December 18, 2007, we entered into an $80,000,000 secured revolving line of credit with LaSalle and KeyBank, or the LaSalle line of credit. On March 19, 2008, we borrowed $7,600,000 under the LaSalle line of credit, which was applied towards the purchase of the Liberty Falls property, including closing costs.

Item 7.01 Regulation FD Disclosure.

On March 25, 2008, we issued a press release announcing the acquisition of the Liberty Falls property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Liberty Falls, LLC, Triple Net Properties, LLC, and Dave Chrestensen and Todd Crawford, dated October 30, 2006

10.2 First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Liberty Falls, LLC, Triple Net Properties, LLC, and Dave Chrestensen and Todd Crawford, dated December 21, 2006

10.3 Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Liberty Falls, LLC, Triple Net Properties, LLC, and Dave Chrestensen and Todd Crawford, dated March 11, 2008

10.4 Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Healthcare REIT Liberty Falls Medical Plaza, LLC, dated March 19, 2008

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated March 25, 2008

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

March 25, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Liberty Falls, LLC, Triple Net Properties, LLC, and Dave Chrestensen and Todd Crawford, dated October 30, 2006
10.2	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Liberty Falls, LLC, Triple Net Properties, LLC, and Dave Chrestensen and Todd Crawford, dated December 21, 2006
10.3	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Liberty Falls, LLC, Triple Net Properties, LLC, and Dave Chrestensen and Todd Crawford, dated March 11, 2008
10.4	Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Healthcare REIT Liberty Falls Medical Plaza, LLC, dated March 19, 2008
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated March 25, 2008